Exhibit 21

NEWS LIMITED	Australia
3MMedia Pty. Limited	Australia
A.C.N. 000 024 028 Pty. Limited	Australia
A.C.N. 075 969 265 Pty. Limited	Australia
A.C.N. 105 222 026 Pty. Limited	Australia
A.C.N. 122 041 230 Pty. Limited	Australia
A.N. Investments Pty. Limited	Australia
Advertiser Newspapers Pty. Limited	Australia
Advertiser-News Weekend Publishing Company Pty. Limited	Australia
Allied Press Pty. Limited	Papua New Guinea
ALW Pty. Limited	Australia
Australian Indoor Tennis Championships Pty. Limited	Australia
Australian Local Search Pty. Limited	Australia
Australian News Network Pty. Limited	Australia
AWKO Pty. Limited	Australia
Ayr Newspapers Pty. Limited	Australia
B.B.A.C. Pty. Limited	Australia
BB Sports Pty. Limited	Australia
Binni Pty. Limited	Australia
Bookcraft Printing Pty. Limited	Australia
Brisbane Broncos Ltd	Australia
Cable Media Investments Pty. Limited	Australia
Careerone Pty. Limited	Australia
Careerone Services Pty. Limited	Australia
Carlholt (A.C.T.) Pty. Limited	Australia
Carlholt Holdings Pty. Limited	Australia
Carlholt Investments Australia Pty. Limited	Australia
Carlholt Investments Pty. Limited	Australia
Carlholt Nominees Pty. Limited	Australia
Central Coast Publications Pty. Limited	Australia
Chesterland Pty. Limited	Australia
Computer Paper Pty. Limited	Australia
Control Investments Pty. Limited	Australia
Courier Newspaper Holdings Pty Limited	Australia
Courier Newspaper Management Holdings Pty Limited	Australia
Courier Newspaper Operations Pty Ltd	Australia
Courier Newspaper Quest Pty Ltd	Australia
Cowboys Rugby League Football Limited	Australia
Cumberland Printers Pty. Limited	Australia
Daventchell Pty. Limited	Australia
Davies Brothers Pty. Limited	Australia
Double Bay Newspapers Pty Ltd	Australia
Duvir Holdings Pty. Limited	Australia
E-Port Internet Services Pty. Limited	Australia
Eastrise Profits Limited	British Virgin Islands
EP Securities Pty. Limited	Australia
F.T.H. Properties Limited	Fiji
Fiji Times Limited	Fiji
Fox Interactive Media Australia Pty Limited	Australia
Geelong Advertiser (Holdings) Pty. Limited	Australia
Geelong Newspapers Holdings Pty Ltd	Australia

Geelong Newspapers Pty. Limited	Australia
General Newspapers Pty Ltd	Australia
GoFish Online Services Pty. Limited	Australia
Gold Coast Publications Pty. Limited	Australia
Hub Online Global Pty. Ltd	Australia
HWT (N.S.W.) Pty. Limited	Australia
Independent Newspapers Ltd.	New Zealand
IPKO Pty. Limited	Australia
Karlholt Australia Pty. Limited	Australia
Karlholt Pty. Limited	Australia
Leader Associated Newspapers Pty. Limited	Australia
Leader Media Group Pty. Limited	Australia
League Merchandising Pty. Limited	Australia
Learning Seat Pty. Ltd.	Australia
Leteno Pty. Limited	Australia
Lisrich Pty. Limited	Australia
Lower Burdekin Newspaper Company Pty. Limited	Australia
Melbourne Storm Rugby League Club Limited	Australia
Messenger Press Proprietary Limited	Australia
Mirror Newspapers Pty. Limited	Australia
Moshtix Pty Ltd	Australia
N.Q.N. Investments Pty. Limited	Australia
NAH Finance Pty Limited	Australia
National Rugby League Investments Pty. Limited	Australia
Nationwide News Pty. Limited	Australia
Nationwide Newspapers Pty. Limited	Australia
NetUS Pty. Ltd	Australia
Netwide Solutions Pty. Ltd	Australia
News (NAPI) Pty. Limited	Australia
News Australia Holdings Pty. Limited	Australia
News Australia Investments Pty Limited	Australia
News Broadcasting Australia Pty. Limited	Australia
News Classifieds Network (NCN) Pty. Limited	Australia
News Data Security Products Limited	Hong Kong
News Digital Media Pty Limited	Australia
News Finance (HK) Limited	Hong Kong
News Finance Pty.	Australia
News Group Holdings Pty. Limited	Australia
News Holdings Limited	Australia
News Magazines Operations Pty. Limited	Australia
News Magazines Pty. Limited	Australia
News Pay TV Pty. Limited	Australia
News Printing Limited	Hong Kong
News Publishers Holdings Pty. Limited	Australia
News Publishers Investments Pty. Limited	Australia
News Sports Programming Pty. Limited	Australia
News TV Magazines Pty. Limited	Australia
News U.S. Holdings Pty. Limited	Australia
Newscorp Music Pty. Limited	Australia
Newscorp Overseas Limited	Cayman Islands
Nine To Five (Aust) Pty Limited	Australia
Nine To Five (Holdings) Pty Limited	Australia
Nine To Five Magazine Pty. Limited	Australia

NL/HIA JV Pty Limited	Australia
NL/HIA JV Pty Limited	Australia
Pacific Publications (Fiji) Limited	Fiji
Pay TV Management Pty Limited	Australia
Perth Print Pty. Limited	Australia
Point Out Productions Pty Ltd	Australia
Post Courier Limited	Papua New Guinea
Property Look Pty Limited	Australia
Property.com.au Pty Ltd	Australia
QP Developments Pty. Limited	Australia
QP Finance Pty. Limited	Australia
QP Investments Pty. Limited	Australia
QP Ventures Pty. Limited	Australia
Queensland Newspapers Pty. Limited	Australia
Queensland Press Pty. Limited	Australia
Quest Media Holdings Pty. Limited	Australia
Realestate.com.au Financial Services Pty Ltd	Australia
Realestate.com.au Ltd	Australia
Reef League Pty Limited	Australia
Rugby International Pty. Limited	Australia
SmartSource Marketing Limited	New Zealand
SmartSource Marketing Pty. Limited	Australia
South Pacific Post Pty Ltd	Papua New Guinea
Sparad (No 9) Pty. Limited	Australia
SRC Holdings Limited	Cayman Islands
Standard Newspapers Pty. Limited	Australia
STAR Australia Holdings Pty Limited	Australia
Star LLC Australia Pty. Limited	Australia
Suburban Publications Pty Limited	Australia
Sunshine Coast Publishing Pty Ltd	Australia
Super League Pty. Limited	Australia
Tejeku Pty. Limited	Australia
Telegraph Investment Australia Pty. Limited	Australia
Telegraph Investment Co Pty. Limited	Australia
Television Broadcasters Investments Pty. Ltd.	Australia
Terrace Investments Pty. Limited	Australia
The Cairns Post Pty. Limited	Australia
The Courier-Mail Children’s Fund Pty. Limited	Australia
The Geelong Advertiser Pty. Limited	Australia
The Herald and Weekly Times Pty. Limited	Australia
The North Queensland Newspaper Company Pty. Limited	Australia
The Sydney Suburban Newspaper Company Pty. Limited	Australia
Times Publications Holdings Pty Limited	Australia
United Media Pty. Limited	Australia
Valimanda Pty. Limited	Australia
Web Effect Int. Pty. Limited	Australia
Wespre Pty. Limited	Australia
Winston Investments Pty. Limited	Australia
NEWSCORP INVESTMENTS	United Kingdom
Admacroft Limited	United Kingdom
Applied Decision Systems Limited	United Kingdom
Asserta Business Limited	United Kingdom
Asserta Home Limited	United Kingdom

Broadsystem Limited	United Kingdom
Broadsystem Ventures Limited	United Kingdom
Canterpath Investments Limited	United Kingdom
Canterpath Limited	United Kingdom
Centrecore Limited	United Kingdom
Convoys Limited	United Kingdom
Convoys Pension Trustees Limited	United Kingdom
Delphi Internet Limited	United Kingdom
epartners UK Management Limited	United Kingdom
Eric Bemrose Limited	United Kingdom
Eric Bemrose Staff Pension Trustees Limited	United Kingdom
Eric Bemrose Works Pension Trustees Limited	United Kingdom
Festival Records International Limited	United Kingdom
FiredUp.Com Limited	United Kingdom
Fox Interactive Media UK Limited	United Kingdom
HDM Worboys Limited	United Kingdom
Integrated Solutions Development Limited	United Kingdom
Internet Property Finder Limited	United Kingdom
KIP Limited	United Kingdom
Lyntress Limited	United Kingdom
Media Debt Collections Limited	United Kingdom
MicroTrans Limited	United Kingdom
Milkround Holdings Limited	United Kingdom
Milkround Limited	United Kingdom
Milkround OnLine Ltd.	United Kingdom
Milkround.com Limited	United Kingdom
News (UK) Limited	United Kingdom
News 2026 Limited	United Kingdom
News 3003 Limited	United Kingdom
News 7007 Limited	United Kingdom
News Collins Holdings Limited	United Kingdom
News Collins Limited	United Kingdom
News Corp Europe Limited	United Kingdom
News Group Newspapers Limited	United Kingdom
News International (Advertisements) Limited	United Kingdom
News International Advertisements (Ireland) Limited	United Kingdom
News International Associated Services Limited	United Kingdom
News International Distribution Limited	United Kingdom
News International Holdings	United Kingdom
News International Limited	United Kingdom
News International Newspapers (Ireland) Limited	United Kingdom
News International Newspapers (Knowsley) Limited	United Kingdom
News International Newspapers (Scotland) Limited	United Kingdom
News International Newspapers Limited	United Kingdom
News International Pension Trustees Limited	United Kingdom
News International Publishers Limited	United Kingdom
News International Supply Company Limited	United Kingdom
News International Television Investment Company Limited	United Kingdom
News Investments UK Limited	United States of America
News Japan Programming Services	United Kingdom

News Magazines Holdings Limited	United Kingdom
News Magazines Limited	United Kingdom
News Magazines Plus Limited	United Kingdom
News NCH	United Kingdom
News Network Limited	United Kingdom
News Notes Limited	United Kingdom
News of the World Limited	United Kingdom
News Offset Limited	United Kingdom
News Omnimedia Limited	United Kingdom
News Outdoor Limited	United Kingdom
News Printers Assets Limited	United Kingdom
News Printers Group Limited	United Kingdom
News Printers Southern Limited	United Kingdom
News Promotions Limited	United Kingdom
News Property One Limited	United Kingdom
News Property Three Limited	United Kingdom
News Property Two Limited	United Kingdom
News Retail Services Limited	United Kingdom
News Shelf 4 Limited	United Kingdom
News Telemedia Europe Limited	United Kingdom
News Television	United Kingdom
News Television Japan	United Kingdom
News Times Holdings Limited	United Kingdom
News UK Nominees Limited	United Kingdom
Newscorp Finance Limited	Cayman Islands
Newscorp Preference Limited	Cayman Islands
Newsett Limited	United Kingdom
Newsink Limited	United Kingdom
Newsprinters (Broxbourne) Limited	United Kingdom
Newsprinters (Eurocentral) Limited	United Kingdom
Newsprinters (Knowsley) Limited	United Kingdom
Newsprinters Limited	United Kingdom
NGN Editorial Pension Trustees Limited	United Kingdom
NGN Executive Pension Trustees Limited	United Kingdom
NGN Staff Pension Plan Trustees Limited	United Kingdom
NI Free Newspapers Limited	United Kingdom
NI Radio Limited	United Kingdom
NI Recruitment Holdings Limited	United Kingdom
NI Syndication Limited	United Kingdom
Northern Star Investments (No. 1) Limited	United Kingdom
Northern Star Investments Limited	United Kingdom
Ordinto Investments	United Kingdom
Propertyfinder Holdings Limited	United Kingdom
Propertyfinder Publications Limited	United Kingdom
Propertyfinder.co.uk Limited	United Kingdom
Radio Productions London Limited	United Kingdom
REA UK Limited	United Kingdom
Salcombe Securities Limited	United Kingdom
Satellite Marketing & Advertising Limited	United Kingdom
Secondpost Limited	United Kingdom

Secondpost.com Limited	United Kingdom
Sky Channel Limited	United Kingdom
Star Advertising Sales Limited	United Kingdom
The Sun Limited	United Kingdom
The Sunday Times Limited	United Kingdom
The Times Limited	United Kingdom
The Times Literary Supplement Limited	United Kingdom
The Times Pension Trusts Limited	United Kingdom
Times Crosswords Limited	United Kingdom
Times Media Limited	United Kingdom
Times Newspapers Holdings Limited	United Kingdom
Times Newspapers Limited	United Kingdom
Times Newspapers Production Company Limited	United Kingdom
TNL Pension Trustees Limited	United Kingdom
Tower Trustees Limited	United Kingdom
Virginia Three Limited	United Kingdom
Virginia Two Limited	United Kingdom
Worldwide Learning Limited	United Kingdom
HARPERCOLLINS PUBLISHERS L.L.C.	United States of America
Editora Harper & Row de Brazil Ltda.	Brazil
The Zondervan Corporation L.L.C.	United States of America
Vida Publishers L.L.C.	United States of America
Zondervan (republica Dominicana) S.A	Dominican Republic
HARPERCOLLINS (UK)	United Kingdom
Cobuild Limited	United Kingdom
Collins Bartholomew Limited	United Kingdom
Collins Desktop Publishing Limited	New Zealand
Dolphin Bookclub Limited	United Kingdom
Fourth Estate Limited	United Kingdom
George Allen & Unwin (Publ) Limited	United Kingdom
HarperCollins Canada Limited	Canada
HarperCollins Publishers Ltd	Canada
HarperCollins Investments (UK) Limited	United Kingdom
HarperCollins Publishers (Holdings) Pty. Limited	Australia
HarperCollins Publishers (New Zealand) Limited	New Zealand
HarperCollins Publishers Limited	United Kingdom
HarperCollins Publishers Pension Trustee Co. Limited	United Kingdom
HarperCollins Publishers Australia Pty. Limited	Australia
Marshall Pickering Holdings Limited	United Kingdom
Pollokshields Printing Services Limited	United Kingdom
Thorsons Publishers Limited	United Kingdom
Thorsons Publishing Group Limited	United Kingdom
Times Books Group Limited	United Kingdom
Times Books Limited	United Kingdom
Unwin Hyman Limited	United Kingdom
William Collins Holdings Limited	United Kingdom
William Collins International Limited	United Kingdom
William Collins Sons & Company Limited	United Kingdom
NEWS PUBLISHING AUSTRALIA LIMITED	United States
American Sky Broadcasting L.L.C.	United States

ASkyB Holdings, Inc.	United States
Austair, Inc.	United States
Australian Finance Company Inc.	United States
Balkan News Finance, Inc.	United States
Broadsystem Incorporated	United States
BSkyB Holdco, Inc.	United States
Carlholt Investments US Sub, Inc.	United States
CAVAN PUBLICATIONS INCORPORATED	United States
Courier-Life, Inc.	United States
DLO Corp.	United States
EFL Licensing, Inc.	United States
epartners limited	United States
epartners L.L.C.	United States
Evergreen Trading Company L.L.C.	United States
FEG Holdings, Inc.	United States
Fox Acquisition Sub, Inc.	United States
Fox Studios East, Inc.	United States
Fox TV 10 Holdings, Inc.	United States
Fox, Inc.	United States
Genuine Internet, Inc.	United States
HEIKO, L.L.C.	United States
Heritage Broadcasting Group, Inc.	United States
Heritage GP, Inc.	United States
Heritage Media L.L.C.	United States
Heritage Media Management, Inc.	United States
Heritage Media Services L.L.C.	United States
HMI Broadcasting Corporation	United States
Karlholt US Sub, Inc.	United States
KIHT, Inc.	United States
LJL Corp.	United States
Murdoch Publications Incorporated	United States
NAHI Real Estate Corporation	United States
NAI Media International Inc.	United States
NAPI G.P. Corp.	United States
NAPI-TVGOS, Inc.	United States
NAPI/WNS, Inc.	United States
NDS Holdco, Inc.	United States
New STAR US Holdings Subsidiary, LLC	United States
News Advertising Sales Incorporated	United States
News Air, Inc.	United States
News America DTH Leasing, Inc.	United States
News America Holdings Incorporated	United States
News America Incorporated	United States
News America Magazines, Inc.	United States
News America Marketing FSI L.L.C.	United States
News America Marketing In-Store L.L.C.	United States
News America Marketing In-Store Services L.L.C.	United States
News America Marketing Interactive L.L.C.	United States
News America Marketing Properties L.L.C.	United States
News America Publishing Incorporated	United States
News America Real Estate, Inc.	United States
News Asia Pacific Holdings Partnership	United States

News Asia Pacific Investments Partnership	United States
News Boston Realty Corp.	United States
News Bulgaria Inc.	United States
News Bulgaria Television, LLC	United States
News Cayman 2000 Limited	Cayman Islands
News Cayman DTH (Mexico) Ltd.	Cayman Islands
News Cayman DTH Ltd.	Cayman Islands
News Cayman Holdings Limited	Cayman Islands
News Community Newspapers Holdings, Inc.	United States
News Corporation	United States
News Corporation Subsidiary, Inc.	United States
News Croatia Inc.	United States
News Delaware Corporation	United States
News DTH (Latin America) Investments Ltd.	Cayman Islands
News DTH (Mexico) Investment Ltd.	Cayman Islands
News DTH Argentina Holdings, Inc.	United States
News DTH Investments Ltd.	Cayman Islands
News Finance (Cayman) Limited	Cayman Islands
News Group Realty Corporation	United States
News Group/Times Newspapers U.K., Inc.	United States
News In-Flight Network Company	United States
News Limited of Australia, Inc.	United States
News Marketing Canada Corp.	Canada
News NAPI Holdings, Inc.	United States
News Regional Sports Holdings Limited	Cayman Islands
News Regional Sports Member Limited	Cayman Islands
News Romania Inc.	United States
News Sports Programming, Inc.	United States
News T Investments, Inc.	United States
News Yacht Limited	Cayman Islands
Newscorp Cayman International Limited	Cayman Islands
NP 2 Inc.	United States
NYP Holdings, Inc.	United States
NYP Realty Corp.	United States
Omni Holdings, Inc.	United States
Queens Publishing Corp.	United States
Repaca, Inc.	United States
San Antonio Film Features, Inc.	United States
SGH Stream Sub, Inc.	United States
Sky Global Holdings LLC	United States
Sky Global Operations, Inc.	United States
Sky Global Services, Inc.	United States
Sky Investments U.K., Inc.	United States
Smart Source Direct L.L.C.	United States
Star Sport GP, Inc.	United States
STAR CGS Holdings, LLC	United States
STAR US Holdings Subsidiary, LLC	United States
STAR US Holdings, Inc.	United States
Supermarket Radio Network, Inc.	United States
TENC, Inc.	United States
The Express-News Corporation	United States
TI US Sub, Inc.	United States
WGH, Inc.	United States

WIL Music, Inc.	United States
World Printing Company, Inc.	United States
WVAI, Inc.	United States
STAR GROUP LIMITED	Cayman Islands
21st Century Holdings Limited	Hong Kong
Acetic Investments Ltd	Mauritius
All Satellite Broadcasting Company Limited	British Virgin Islands
All Satellite T.V. Equipment Company Limited	Hong Kong
Anurak Investments Ltd	Mauritius
Asia Productions Limited	Mauritius
Asian Broadcasting FZ-LLC	United Arab Emirates
Asian Cable Systems Private Limited	Mauritius
Asian Music Corporation Limited	British Virgin Islands
BAHU Taiwan Co., Ltd	Taiwan
Beijing PDN Xin Ren Information Technology Co. Ltd.	China
Best Alliance Profits Limited	British Virgin Islands
Buzzer Investments Ltd	Mauritius
Cable Technology Asia Corporation	Philippines
Carlton Hall Ltd	Malaysia
Channel V Music Networks Limited Partnership	Hong Kong
Content & Media Service Sdn Bhd	Malaysia
Crombie International Ltd	Mauritius
Digital Star Company Limited	Cayman Islands
Digiwave Infrastructure and Services Private Limited	India
Dimples Investments Limited	British Virgin Islands
Fast Plus Limited	British Virgin Islands
Fieldmouse Production, Inc.	United States of America
Fortune Star Entertainment (HK) Limited	Hong Kong
Fortune Star Entertainment (UK) Limited	United Kingdom
Fortune Star Entertainment Limited	British Virgin Islands
Fruition Goal Limited	British Virgin Islands
Global Cricket Corporation Pte Limited	Singapore
Gold Movies Private Limited	India
Good Respond Limited	British Virgin Islands
Goodintend Investments Limited	British Virgin Islands
Greenwich Investments Limited	Hong Kong
Hong Kong DTV Company Limited	Hong Kong
Ideareach Limited	British Virgin Islands
Indya.com Portal Private Limited	India
Indian Region Broadcasting Limited	Hong Kong
Invicom Limited	Ireland
Kushmore Profits Limited	British Virgin Islands
Live Wire Programme Trading Company Private Limited	India
Mandarin-Media Assets Limited	British Virgin Islands
Maximum Marks Limited	Hong Kong
Media Assets (Cayman) Limited	Cayman Islands
Media Consultancy YH	Korea
Moonglow International Limited	British Virgin Islands
Mulberry Investments Ltd	Mauritius
NCC Investment Ltd	Taiwan
Network Digital Distribution Services FZ-LLC	United Arab Emirates
New Found International Limited	British Virgin Islands
News Corporation (China) Limited	Hong Kong

News PD Investments (BVI) Limited	British Virgin Islands
One Entertainment Network Private Limited	India
Pine Hill Investments Private Ltd	Mauritius
PPV Movies & Content Private Limited	India
Precision Components Private Limited	India
Promised Result Limited	British Virgin Islands
Quazar Investments (Mauritius) Limited	Mauritius
Riddle Investments Ltd	Mauritius
SAAS Taiwan Co., Ltd	Taiwan
Satellite Television Asian Region Limited	Hong Kong
SGL Entertainment Limited	British Virgin Islands
Shining Profits Limited	British Virgin Islands
Sky Hill Enterprises Limited	Hong Kong
Spanish Investments Ltd	Mauritius
Star (China) Investment Limited	British Virgin Islands
Star (China) Limited	British Virgin Islands
Star (China) Ltd	China
Star (Middle East) Limited	British Virgin Islands
Star (Taiwan) Limited	British Virgin Islands
Star Alfaro Ltd	Cayman Islands
Star Asia Region FZ-LLC	United Arab Emirates
Star Asian Movies Limited	British Virgin Islands
Star Daroca Ltd	Cayman Islands
Star Digital Services Private Limited	India
Star DTH (No.1) Co. Ltd	Mauritius
Star EKCS Cable Holding Company Limited	Cayman Islands
Star Encryption Networks Limited	Cayman Islands
Star Games Development Co Pvt Ltd	India
STAR Group Regional (Thailand) Ltd	Thailand
Star India Private Limited	India
Star Indiaproperties Investment Limited	British Virgin Islands
STAR International Holding (Thailand) Co., Ltd	Thailand
Star International Movies Limited	British Virgin Islands
Star International Networks Private Limited	India
Star ISP Ltd	Mauritius
Star Motilla Ltd	Cayman Islands
Star News Broadcasting Limited	British Virgin Islands
Star Regional (SEA) Pte. Ltd	Singapore
Star SBIL Investment Limited	British Virgin Islands
Star Television Advertising Limited	British Virgin Islands
Star Television Asia Limited	British Virgin Islands
Star Television Entertainment Limited	British Virgin Islands
Star Television News Limited	British Virgin Islands
Star Television Oriental Limited	British Virgin Islands
Star Television Productions Limited	British Virgin Islands
Star Television Technical Services Limited	British Virgin Islands
Star TV (Nominees) Limited	Hong Kong
Star TV Filmed Entertainment (HK) Limited	Hong Kong
Star TV Filmed Entertainment Limited	British Virgin Islands
Star Villena Ltd	Cayman Islands
Star Zafra Ltd	Cayman Islands
STARTV ATC Holding Limited	British Virgin Islands
STARTV.COM (BVI) Limited	British Virgin Islands

STARTV.COM Holdings Limited	Bermuda
Starvision Hong Kong Limited	Hong Kong
Success Echo Limited	British Virgin Islands
Superfair Development Limited	Hong Kong
SVJ Holding Limited	Mauritius
Touch Tele Content (India) Private Limited	India
V Business (Thai) Limited	Thailand
V Music & Interactive Channels India Private Limited	India
vDotcom (Thailand) Company Limited	Thailand
Vdotcom Holdings Limited	Hong Kong
VIJAY Television Private Limited	India
Wise Investment Ltd	Taiwan
Xing Kong Chuan Mei Group Co., Ltd	British Virgin Islands
Yarraton Limited	British Virgin Islands
NEWS CORP EUROPE, INC.	United States
A/S Latvijas Neatkariga Televizija	Latvia
Alliance Yapim Ltd	Turkey
Balkan News Corporation EAD	Bulgaria
Fox Televizija d.o.o.	Serbia and Montenegro
Fox Televizija Montenegro d.o.o,	Serbia and Montenegro
Fox Televizija Plus LLC	Serbia and Montenegro
Huzur Radyo Televizyon AS	Turkey
Plus Medien TV und Handels GmbH	Germany
SIA TV Berlin	Latvia
SIA TV London	Latvia
SIA TV Riga	Latvia
Telewizja Puls Sp. z.o.o	Poland
TV Inwestycje Spolka Z Organiczona Odpowiedzialnoscia	Poland
NEWS SECURITIES B.V.	Netherlands
Channel [V] Netherlands No 1 B.V.	Netherlands
Channel [V] Netherlands No 2 B.V.	Netherlands
Creative Networks International ( the Netherlands) B. V.	Netherlands
F.I.M. International B.V.	Netherlands
Fox Dutch Mobile B.V.	Netherlands
Fox Dutch Mobile Holdings C. V.	Netherlands
International Global Networks B.V.	Netherlands
News Netherlands B.V.	Netherlands
News Securitie B.V.	Netherlands
News Television B.V.	Netherlands
Satellite Television Asian Region B.V.	Netherlands
TV Europe B.V.	Netherlands
TV Romania B.V.	Netherlands
NEWS OUT OF HOME B.V.	Netherlands
A-Team EOOD	Bulgaria
Abudi-Nur Outdoor Advertising & Co	Israel
Advert LLC	Russia
Agency Prima EOOD	Bulgaria
Alanda Techstroy LLC	Russia
Aldril International Limited	British Virgin Islands
Anzh LLC	Russia
APR City / TVD LLC	Russia
APR Petersburg LLC	Russia
Atma-News LLC	Ukraine

Avtobaza Svyaz JSC	Russia
Balsay Business SA	British Virgin Islands
Barkot Finance Limited	Marshall Islands
Citylight LLC	Russia
Citylights Outdoor Media Sdn. Bhd.	Malaysia
CJSC “Adverticing company “Stolitsa-M”	Russia
Consult Systems Limited	British Virgin Islands
Display LLC	Russia
Dua Puluh Empat Tujuh PT	Indonesia
Easy Doc EOOD	Bulgaria
EKRAN LLC	Russia
Espar Analyst LLC	Russia
European Outdoor Company Inc	British Virgin Islands
Expomedia LLC	Russia
Fregat LLC	Russia
Golden Billboards Limited	Israel
Granton Enterprises Limited	Cyprus
Haura Media Raya PT	Indonesia
Impress Adv EOOD	Bulgaria
Inside Citilink Sdn. Bhd.	Malaysia
Insite Media PT	Indonesia
JCC HOK	Russia
JSC Moscow City Advertising	Russia
JSC Progress XXI Century	Russia
Kiwi Services Limited	British Virgin Islands
LLC “Ediniy gorod-1”	Russia
LLC Mars-Art	Russia
LLC Termotrans	Russia
Markani Line EOOD	Bulgaria
MaxiMedia Outdoor Advertising Limited	Israel
Media Inform LLC	Russia
Media Support Services Limited	British Virgin Islands
Mercury Outdoor Displays Limited	British Virgin Islands
News Out of Home GmbH	Austria
News Out Of Home India LTD	India
News Outdoor Bulgaria EOOD	Bulgaria
News Outdoor Czech Republic sro	Czech Republic
News Outdoor India Pt Ltd	India
News Outdoor NN LLC	Russia
News Outdoor Poland SA	Poland
News Outdoor Romania SRL	Romania
News Outdoor Russia LLC	Russia
News Outdoor Southeast Asia Pte Ltd	Singapore
News Outdoor Turkey	Turkey
News Outdoor Ukraine	Ukraine
Nizhnovreklama LLC	Russia
North-West Factory LLC	Russia
North-West Production LLC	Russia
Northern Outdoor Displays Limited	British Virgin Islands
Outdoor LLC	Russia
Outdoor Marketing LLC	Russia
Outdoor Marketing Region LLC	Russia
Outdoor Media Management LLC	Russia

Outdoor Solutions (Thailand) Co., Ltd.	Thailand
Outdoor Systems Limited	British Virgin Islands
Pioneer Media Asset Corporation	British Virgin Islands
PRESTIGE-SERVICE LLC	Russia
Primesite Limited	British Virgin Islands
Primesite LLC	Russia
Publicity XXI LLC	Russia
RA Interreklama EOOD	Bulgaria
RCMO Advertising Center of Moscow Region USC	Russia
Rekart International Limited	British Virgin Islands
Rekart Media LLC	Russia
Reklama Service LLC	Russia
Rektime LLC	Russia
Rim NN LLC	Russia
Rosserv LLC	Russia
Scarborough Associated S.A.	British Virgin Islands
Scrope Trade & Finance S.A.	British Virgin Islands
Senrose Finance Limited	British Virgin Islands
Solvex Limited	British Virgin Islands
St Petersburg Advertising LLC	Russia
Streetscape Media Sdn. Bhd	Malaysia
SV Outdoor	Ukraine
SV Technology	Ukraine
Tantum Inc	British Virgin Islands
Techno Stroy LLC	Russia
Trinity Neon LLC	Russia
United Outdoor Holding Limited	British Virgin Islands
Universal Advertising Equipment Co Inc	United States
Vector Design Associates Limited	Belize
Vivid Pink Limited	British Virgin Islands
White Nights Advertising Limited	British Virgin Islands
Wild Plum Limited	British Virgin Islands
SKY ITALIA S.R.L.	Italy
Atena Servizi S.r.l.	Italy
Sky TV Italia S.r.l.	Italy
Telecare S.r.l.	Italy
Telepiù S.r.l.	Italy
Telepiù Funding S.a.r.l.	Luxembourg
FOX ENTERTAINMENT GROUP, INC.	United States
18 Street Productions, Inc.	United States
19th Holdings Corporation	United States
21st Century Fox Film Corporation	United States
3 At The Goat Productions, LLC	United States
880 Productions Limited	New Zealand
99 Productions, Inc.	United States
ACA2, Inc.	United States
AGY Service, Inc.	United States
Alienator Films, Inc.	United States
America’s Prince Productions Ltd.	Canada
America’s Prince Productions, Inc.	United States
Ames Entertainment Ltd.	Canada
Angel Wings Productions, Inc.	United States
April Service, Inc.	United States

Aqua Films Pty Limited	Australia
ARC Holding, Ltd.	United States
Askmen.com Solutions Canada Inc.	Canada
Auction Media Ventures, LLC	United States
AVP2 Productions, Inc.	United States
Bachelor Productions, Inc.	United States
Baja Holdings, Inc.	United States
Bazmark Film II Pty Limited	Australia
Bazmark Film Pty Limited	Australia
Because He Can Productions, Inc.	United States
BHC Network Partner II, Inc.	United States
BHC Network Partner III, Inc.	United States
BHC Network Partner, Inc.	United States
BHC Properties, Inc.	United States
Big LouHouse Productions, L.L.C.	United States
Big LouMomma Investments, L.L.C.	United States
Big Ten Network Services, LLC	United States
Blackcan Productions Ltd.	Canada
Blacktree Productions, LLC	United States
Blackus Productions, Inc.	United States
Blue Sky Studios, Inc.	United States
Bluebush Productions, LLC	United States
Camp Management Incorporated, S.A.	Dominican Republic
Can’t Can’t Productions, Inc.	United States
Cancat Productions Ltd.	Canada
CANLaws Productions Ltd.	Canada
Cannell Entertainment, Inc.	United States
CANSand Productions Ltd.	Canada
CCI Television Productions, Inc.	United States
CCI Television, Inc.	United States
Centfox Film Ges.m.b.H	Austria
Charing Cross Entertainment, Inc.	United States
Cheaper US Productions, Inc.	United States
Cheerleader Productions, Inc.	United States
Chuck B Productions Ltd.	Canada
Chuck B Productions, Inc.	United States
Cinemascope Products, Inc.	United States
Clearwater Entertainment, Inc.	United States
CNI U.S., Inc.	United States
Conspiracy Fish Productions, Inc.	United States
Cotton Cage Productions, Inc.	United States
Crash, LLC	United States
Crowned Productions, Inc.	United States
D.A.W. Productions, Inc.	United States
D3C Productions Ltd.	Canada
D3US Productions, Inc.	United States
Daisy Entertainment, Inc.	United States
DAS Productions Ltd.	Canada
DAS Productions, Inc.	United States
DAT Productions, Inc.	United States
Dave Productions, Inc.	United States
Day John Died Productions, Inc.	United States
DD4C Productions Ltd.	Canada

DD4U Productions, Inc.	United States
De Luxe Laboratories Film Storage, Inc.	United States
Deal Done Productions, Inc.	United States
Deliberate Intent Productions, Ltd.	Canada
Deliberate Intent, Inc.	United States
Dice Productions, Inc.	United States
Died Rich Productions Ltd.	Canada
Diehar Service, Inc.	United States
Digital Leaseholds, Inc.	United States
Dolittle 5 Productions Ltd.	Canada
Dolittle 5 US Productions, Inc.	United States
Dozen Canada Productions Ltd.	Canada
Drive-In Cinemas Limited	Kenya
Duets Productions, Inc.	United States
Earth Canada Productions Ltd.	Canada
Earth US Productions, Inc.	United States
ELC Productions Ltd.	Canada
Elektra Productions, Inc.	United States
Elling Productions, Inc.	United States
Elocom Mobile Entertainment GmbH	Germany
Emmett Street Films, Inc.	United States
End of Day Productions, Inc.	United States
Erag Service, Inc.	United States
Evergreen Television Production, Inc.	United States
F4 Productions, Inc.	United States
FA Productions, Inc.	United States
Family Forensics Productions, Inc.	United States
Family Productions, Inc.	United States
Fanfourtwo Productions, Inc.	United States
FBC Sub, Inc.	United States
Fever Pitch Productions, Inc.	United States
FF Productions Limited	Canada
FF Quebec Productions Ltd.	Canada
Final Stretch Productions, Inc.	United States
First Down Publications, Inc.	United States
FLAC Worldwide L.L.C.	United States
Flashlight 21, Inc.	United States
Flektor, Inc.	United States
Footsteps Productions Ltd.	Canada
Footsteps Productions, Inc.	United States
Four Star Entertainment Corp.	United States
Four Star International, Inc.	United States
Fox 21, Inc.	United States
Fox Animation Los Angeles, Inc.	United States
Fox Animation Studios, Inc.	United States
Fox Atomic, Inc.	United States
Fox Australia Investments Pty Limited	Australia
Fox Australia Pty Limited	Australia
Fox B10 Channel Partner, Inc.	United States
Fox Baseball Holdings, Inc.	United States
Fox Boston Land Holdings, Inc.	United States
Fox Boston Land LLC	United States
Fox Boston Seaport Land LLC	United States

Fox Broadcasting Company	United States
Fox Broadcasting Sub, Inc.	United States
Fox BSB Holdco, Inc.	United States
Fox Cable Network Services, LLC	United States
Fox Cable Networks, Inc.	United States
Fox Cable Ventures, Inc.	United States
Fox Center Productions, Inc.	United States
Fox Channels Colombia Ltda.	Colombia
Fox Channels France SAA	France
Fox Channels Japan, Inc.	United States
Fox Channels Venezuela, S.R.L.	Venezuela
Fox Circle Productions, Inc.	United States
Fox College Sports, Inc.	United States
Fox Daytime Prods., Inc.	United States
Fox Development Group, Inc.	United States
Fox Digital Enterprises, Inc.	United States
Fox Dome Holding Company, Inc.	United States
Fox East Productions, Inc.	United States
Fox Film de la Argentina S.A.	Argentina
Fox Film do Brasil Ltda.	Brazil
Fox Film Music Corporation	United States
Fox Filmed Entertainment Australia Pty Limited	Australia
Fox Global Holdings, Inc.	United States
Fox Home Entertainment Ltd.	United Kingdom
Fox Home Entertainment Worldwide L.L.C.	United States
Fox IFL Partner, Inc.	United States
Fox Interactive Ltd.	United Kingdom
Fox Interactive Media Australia Pty Limited	Australia
Fox Interactive Media Canada ULC	Canada
Fox Interactive Media France S.A.R.L.	France
Fox Interactive Media Germany GmbH	Germany
Fox Interactive Media Holdings Canada, Inc.	United States
Fox Interactive Media Italy SRL	Italy
Fox Interactive Media Mexico Services, S. de R.L. de C.V.	Mexico
Fox Interactive Media Mexico, S. de R.L. de C.V.	Mexico
Fox Interactive Media Netherlands B.V.	Netherlands
Fox Interactive Media Spain S.L.	Spain
Fox Interactive Media Sweden AB	Sweden
Fox Interactive Media, Inc.	United States
Fox Interactive, Inc.	United States
Fox Interamericana S.A.	Mexico
Fox International Channels (France) SAS	France
Fox International Channels (India) Private Limited	India
Fox International Channels (UK) Limited	United Kingdom
Fox International Channels (US) Inc	United States
Fox International Channels Bulgaria EOOD	Bulgaria
Fox International Channels España S.L.	Spain
Fox International Channels Europe Luxembourg S.a.r.l.	Luxembourg
Fox International Channels Italy S.r.l.	Italy
Fox International Channels Luxembourg S.a.r.l.	Luxembourg
Fox International Channels Switzerland GmbH	Switzerland
Fox International Channels Yapim Limited Sirketi	Turkey
Fox International Equity, Inc.	United States

Fox International Europe Luxembourg S.C.S.	Luxembourg
Fox International Productions, Inc.	United States
Fox International, Inc.	United States
Fox Island Productions, Inc.	United States
Fox Japan Movie Channels, Inc.	United States
Fox Lane Productions, Inc.	United States
Fox LAPTV Holdings, Inc.	United States
Fox LAPTV II, NV	Uruguay
Fox LAPTV L.L.C.	United States
Fox Late Night Productions, Inc.	United States
Fox Latin American Channel do Brasil Ltda.	Brazil
Fox Latin American Channel SRL	Argentina
Fox Latin American Channel, Inc.	United States
Fox Latin American Channels (Chile) Limitada	Chile
Fox Media Services, Inc.	United States
Fox Mobile Entertainment, Inc.	United States
Fox Mobile Holdings, LLC	United States
Fox Mobile Studios, LLC	United States
Fox Moore Park Pty Limited	Australia
Fox Motion Picture Venture No. 1, Inc.	United States
Fox Movie Channel, Inc.	United States
Fox Movietonews, Inc.	United States
Fox Music, Inc.	United States
Fox Net, Inc.	United States
Fox News International, Inc.	United States
Fox News Network, LLC	United States
Fox News Productions, Inc.	United States
Fox News Service, Inc.	United States
Fox News, Inc.	United States
Fox Nitetime Prods., Inc.	United States
Fox Optco, LLC	United States
Fox Partnership Investment Pty Limited	Australia
Fox Pay-Per-View Services, Inc.	United States
Fox Production Services Pty Limited	Australia
Fox Productions Toronto 1 Ltd.	Canada
Fox Professional Services 3, LLC	United States
Fox Reality Channel, Inc.	United States
Fox Records, Inc.	United States
Fox Regional Sports Holdings, Inc.	United States
Fox Searchlab, Inc.	United States
Fox Searchlight (UK) Limited	United Kingdom
Fox Searchlight Pictures, Inc.	United States
Fox Services, Inc.	United States
Fox Soccer Channel, LLC	United States
Fox Software, Inc.	United States
Fox Sports Arena, LLC	United States
Fox Sports Baseball Holdings, Inc.	United States
Fox Sports Interactive Media, LLC	United States
Fox Sports International B.V.	Netherlands
Fox Sports International Distribution Ltd.	Cayman Islands
Fox Sports International, Inc.	United States
Fox Sports Middle East Ltd.	Cayman Islands
Fox Sports Net Arizona, LLC	United States

Fox Sports Net Bay Area Holdings, LLC	United States
Fox Sports Net Canada Holdings, LLC	United States
Fox Sports Net Chicago Holdings, LLC	United States
Fox Sports Net Detroit, LLC	United States
Fox Sports Net Distribution, LLC	United States
Fox Sports Net Florida, Inc.	United States
Fox Sports Net National Ad Sales Holdings II, LLC	United States
Fox Sports Net National Ad Sales Holdings, LLC	United States
Fox Sports Net North, LLC	United States
Fox Sports Net Northwest, LLC	United States
Fox Sports Net Ohio, LLC	United States
Fox Sports Net Pacific Holdings, Inc.	United States
Fox Sports Net Pittsburgh, LLC	United States
Fox Sports Net West 2, LLC	United States
Fox Sports Net West, LLC	United States
Fox Sports Net, Inc.	United States
Fox Sports Productions, Inc.	United States
Fox Sports U.S. Distribution LLC	United States
Fox Sports World Middle East, LLC	United States
Fox Square Productions (Canada), Inc.	United States
Fox Square Productions, Inc.	United States
Fox Stations Sales, Inc.	United States
Fox Studios Australia Pty Limited	Australia
Fox Television Animation, Inc.	United States
Fox Television Group S. de R.L. de C.V.	Mexico
Fox Television Holdings, Inc.	United States
Fox Television Stations of Birmingham, Inc.	United States
Fox Television Stations of Philadelphia, Inc.	United States
Fox Television Stations, Inc.	United States
Fox Television Studios France	France
Fox Television Studios Productions, Inc.	United States
Fox Television Studios UK Limited	United Kingdom
Fox Television Studios, Inc.	United States
Fox Toma 1, LLC	United States
Fox Town Holdco, Inc.	United States
Fox Transactional TV, Inc.	United States
Fox Tunes, Inc.	United States
Fox Unit Investment Pty Limited	Australia
Fox US Dutch Holdings, LLC	United States
Fox US Mobile Holdings, Inc.	United States
Fox VX Productions Quebec 1 Ltd.	Canada
Fox West Pictures, Inc.	United States
Fox World Australia Pty Limited	Australia
Fox World Enterprises, Inc.	United States
Fox World Productions, Inc.	United States
Fox World UK Limited	United Kingdom
Fox World Ventures Holland, Inc.	United States
Fox Worldwide Telecommunications L.L.C.	United States
Fox Worldwide Television L.L.C.	United States
Fox Worldwide Theatrical L.L.C.	United States
Fox-BRV Southern Sports Holdings, LLC	United States
Fox-NewSite Holdings, Inc.	United States
Fox-NGC (International) Holdings, Inc.	United States

Fox-NGC (US) Holdings, Inc.	United States
Fox/UTV Holdings, Inc.	United States
Foxfilmes Limitada	Portugal
FOXLAB, INC.	United States
Foxstar Productions, Inc.	United States
Foxtor Productions Ltd.	Canada
Foxvan Productions Ltd.	Canada
Foxvideo International Distribution, Inc.	United States
FoxVideo Ltd.	United Kingdom
Foxview, Inc.	United States
Foxwatch Productions, Inc.	United States
Fredco Property Holdings, Inc.	United States
FRSM Holdings, Inc.	United States
FRT Productions, Inc.	United States
FS Australia LLC	United States
FSI SPV, Inc.	United States
FSN Southern Holdings, Inc.	United States
FSO Productions, Inc.	United States
FTS Boston, Inc.	United States
FTS Investments, Inc.	United States
FTS North Carolina, Inc.	United States
FTS Philadelphia, Inc.	United States
Fuel TV, Inc.	United States
Future Service, Inc.	United States
Fuzzy Puppet Productions, LLC	United States
FV Productions Ltd.	Canada
FVC Productions, Inc.	United States
FVU Productions Ltd.	Canada
FWA Productions, Inc.	United States
FX Networks, LLC	United States
FXT Productions Ltd.	Canada
Galaxy Way Finance Company, Inc.	United States
Galaxy Way Productions, Inc.	United States
GameSpy Industries, Inc.	United States
Gar 2 Service, Inc.	United States
Garfield US Productions, Inc.	United States
GATV Productions, Inc.	United States
Geek Productions, Inc.	United States
Genesis Video Entertainment, Inc.	United States
Georgetown Productions Ltd.	Canada
Georgetown Productions, Inc.	United States
Giant Bowling Pin Productions, Inc.	United States
Glen Avenue Films, Inc.	United States
Glimpse of Hell Productions Ltd.	Canada
Glimpse of Hell Productions, Inc.	United States
Gold Key Entertainment, Inc.	United States
Gone Fission, Inc.	United States
Good Ghouls, Inc.	United States
Green River Productions Ltd.	Canada
Greenlady Corp.	United States
Greenleaves Productions, Inc.	United States
GTH-103, Inc.	United States
Gum Tree Productions Pty Limited	Australia

Harmon Cove Productions, Inc.	United States
Harsh Realm US Prodco, Inc.	United States
Heavenly Kingdom Films, Inc.	United States
HEC Holdco, Inc.	United States
Highgate Pictures, Inc.	United States
Highgate Productions, Inc.	United States
Hispano Foxfilm S.A.E.	Spain
Hornrim Productions, Inc.	United States
Hot Zone Productions, Inc.	United States
HP Integration, Inc.	United States
Human Animals Productions, Inc.	United States
Hurt Bert Productions, Inc.	United States
Hydroderm, LLC	United States
IGN Entertainment, Inc.	United States
iLove GmbH	Germany
IncFusion Corporation	United States
Incine Distribuidora Cinematografica S.L.	Spain
Inked Productions, Inc.	United States
Intermix Holdings LLC	United States
Intermix Media, Inc.	United States
Intermix Network, LLC	United States
Interrogation Productions, Inc.	United States
ISP Transponder LLC	United States
Jamba Digital Entertainment Beteiligungs GmbH	Germany
Jamba Digital Holdings GmbH & Co. KG	Germany
Jamba Entertainment S.L.	Spain
Jamba Germany Holdings GmbH	Germany
Jamba Mobile Entertainment B.V.	Netherlands
Jamba Mobile Entertainment II B.V.	Netherlands
Jamba Mobile Holdings GmbH & Co. KG	Germany
Jamba Netherlands Mobile Holdings GP BV	Netherlands
Jamba! B.V.	Netherlands
Jamba! GmbH	Germany
Jamster, Inc.	United States
Jamster, LLC	United States
John US Productions, Inc.	United States
K-Ville Holdings LLC	United States
K-Ville Investments LLC	United States
K-Ville Productions LLC	United States
KCOP Television, Inc.	United States
KDFW License, Inc.	United States
KDFW Television, Inc.	United States
KNSD License, Inc.	United States
Kronenberg Chronicles, Inc.	United States
KSAZ License, Inc.	United States
KSAZ Television, Inc.	United States
kSolo, Inc.	United States
KTBC License, Inc.	United States
KTBC Television, Inc.	United States
KTVI License, Inc.	United States
KTVI Television, Inc.	United States
L.C. Holding Corp.	United States
LAPTV A Corporation	United States

LAPTV B Corporation	United States
Larchmont Productions, Inc.	United States
Latin America Finance Company, Inc.	Cayman Islands
Law Productions Ltd.	Canada
Leap Off Productions, Inc.	United States
Learning Corporation of America	United States
Learning Corporation of America Films, Inc.	United States
Les Productions Fox-Europa S.A.	France
Lianella Productions Ltd.	Canada
Lianella Productions, Inc.	United States
Liberty Productions, Inc.	United States
Library Holdings, Inc.	United States
Like Mike US Productions, Inc.	United States
Limited Liability Company “Twentieth Century Fox CIS”	Russia
Live Forever Productions, Inc.	United States
Looking Glass Studios LLC	United States
Looks At Productions, Inc.	United States
Lop Service, Inc.	United States
Lorena Medienagentur GmbH	Germany
Low Life Holdings LLC	United States
Low Life Investments, L.L.C.	United States
Low Life Productions, L.L.C.	United States
Lunit Productions, Inc.	United States
Marone Service, Inc.	United States
Meg-Max-Mart Productions Ltd.	Canada
Meg-Max-Mart Productions, Inc.	United States
Mike Canada Productions Ltd.	Canada
Millennium Canadian Productions East Ltd.	Canada
Millennium Canadian Productions Ltd.	Canada
Millennium US Prodco, Inc.	United States
Mirror Pictures Corporation	United States
Monet Lane Prods., Inc.	United States
Monty Two, Inc.	United States
Mooseport Productions, Inc.	United States
Mounty Productions Ltd.	Canada
Movietonews, Inc.	United States
Mr. Fantastic Ontario Productions Ltd.	Canada
MSA Telekomunikasyon Yayincilik Reklamcilik Sinema ve Muzik Eserleri Yapimciligi Sanayi ve Ticaret A.S.	Turkey
MVP Video Productions, Inc.	United States
MyNetworkTV, Inc.	United States
MyNT Prods., Inc.	United States
MySpace China Holding (Hong Kong) Limited	Hong Kong
MySpace China Holding Limited	Cayman Islands
MySpace, Inc.	United States
NA Property Holdings, Inc.	United States
National Advertising Partners	United States
National Sports Programming	United States
National Studios, Inc.	United States
Natural Blonde Films, Inc.	United States
Natural History New Zealand Limited	New Zealand
Netherlands Fox Film Corporation B.V.	Netherlands
Netherlands Mobile Holdings CV	Netherlands
New Dallas Media, Inc.	United States

New DMIC, Inc.	United States
New World Administration	United States
New World Animation, Ltd.	United States
New World Communications Group Incorporated	United States
New World Communications of Atlanta, Inc.	United States
New World Communications of Detroit, Inc.	United States
New World Communications of Kansas City, Inc.	United States
New World Communications of Milwaukee, Inc.	United States
New World Communications of Ohio, Inc.	United States
New World Communications of St. Louis, Inc.	United States
New World Communications of Tampa, Inc.	United States
New World Entertainment, Ltd.	United States
New World Pictures, Ltd.	United States
New World Television Incorporated	United States
New World Television Productions, Inc.	United States
New World Television Programming	United States
New World Video	United States
New World/Genesis Distribution	United States
News Broadcasting Japan Co., Ltd.	Japan
News Cayman NatGeo Channels Holdings Limited	Cayman Islands
News From The Edge Productions Ltd.	Canada
News From The Edge, Inc.	United States
News Germany Holding GmbH	Germany
News Preferred Finance, Inc.	United States
News-USDTV Holdings, Inc.	United States
Next Speed Hosting, LLC	United States
NF Productions, Inc.	United States
NGC International (UK) Limited	United Kingdom
NGC Network Asia LLC	United States
NGC Network Europe L.L.C.	United States
NGC Network (India) Private Limited	India
NGC Network International, LLC	United States
NGC Network Korea Company Ltd.	Korea
NGC Network Latin America LLC	United States
NGC Network (Mauritius) Holding Ltd.	Mauritius
NGC Network US, LLC	United States
NGC Productions Singapore Pte. Ltd.	Singapore
NGCI Canada Inc.	Canada
Night Service, Inc.	United States
Norgould Inc.	United States
North Plains, LLC	United States
Northgate Productions, Inc.	United States
NW Communications of Austin, Inc.	United States
NW Communications of Phoenix, Inc.	United States
NW Communications of San Diego, Inc.	United States
NW Communications of Texas, Inc.	United States
NW Management Incorporated	United States
NW Programs Incorporated	United States
NWC Acquisition Corporation	United States
NWC Holdings Corporation	United States
NWC Intermediate Holdings Corporation	United States
NWC Management Corporation	United States
NWC Sub I Holdings Corporation	United States

NWC Sub II Holdings Corporation	United States
NWCG Holdings Corporation	United States
NWE Holdings Corporation	United States
NWE Sub I Incorporated	United States
NWTV Intermediate Holdings Corporation	United States
Ojom GmbH	Germany
Opt-in Group, LLC	United States
Oregon Television, Inc.	United States
Pacific 2.1 Entertainment Group, Inc.	United States
Palange Productions Ltd.	Canada
Palange Productions, Inc.	United States
Pamco International, Inc.	United States
Panoramic Productions, Inc.	United States
Partial Access Productions, Inc.	United States
Photo Acquisition Corp.	United States
Pico Films, Inc.	United States
Pinelands Broadcasting, Inc.	United States
Popular Productions, Inc.	United States
Presentation Productions, Inc.	United States
President Video Ltd.	United Kingdom
Prime Network LLC	United States
Prime Time Media, Inc.	United States
Prison Break 2005-A, LLC	United States
Prison Break 2005-B, LLC	United States
Publication Collections Inc.	United States
Purpleleaf Productions, LLC	United States
Quickfast, Inc.	United States
R U The Girl Productions, Inc.	United States
Race Productions, Inc.	United States
Raekwon Productions Ltd.	Canada
Raekwon Productions, Inc.	United States
Rags Productions, Inc.	United States
Ray Tracing Films, Inc.	United States
Redemption Productions, Inc.	United States
Redweed Productions, LLC	United States
Reef Dog Productions, Inc.	United States
Responsebase Marketing, LLC	United States
Reunite Productions, Inc.	United States
Rewind Music, Inc.	United States
Sai Productions Ltd.	Canada
Say It Isn’t So Productions, Inc.	United States
SC Productions, Inc.	United States
SCB Industry, LLC	United States
Schrodinger’s Cat Productions, Inc.	United States
SCI Sub I Incorporated	United States
SCI Subsidiary Corporation	United States
Scout Media, Inc.	United States
Scout Publishing, LLC	United States
Scout.com, LLC	United States
SCPI, Inc.	United States
Scream Media Limited	United Kingdom
Scream Television Limited	United Kingdom
Sentinel US Productions, Inc.	United States

Shadow Walkers Productions Ltd.	Canada
Shadows Productions Limited	United Kingdom
Shoot The Horse Productions, Inc.	United States
Sidereus Technologies, Inc.	United States
Sin Eater Productions, Inc.	United States
Skyscraper Productions, Inc.	United States
Small Cages Productions, Inc.	United States
SOB Productions, Inc.	United States
Soundecode s.r.l.	Italy
Spectacle Productions, Inc.	United States
Speed Channel, Inc.	United States
Sports Geniuses, Inc.	United States
Sports Holding Inc.	United States
Sports One, LLC	United States
SportSouth Network II, LLC	United States
SportSouth Network, LLC	United States
Springwood Productions, Inc.	United States
Sprocket Music, Inc.	United States
STF Productions, Inc.	United States
Stopher Productions Ltd.	Canada
Stopher Productions, Inc.	United States
Strange World Productions, Inc.	United States
Strategic Data Corp.	United States
Strike-A-Match Productions, Inc.	United States
Sun UK Service, Inc.	United States
Suncanada Productions Ltd.	Canada
Sunlease Films, Inc.	United States
Sunningdale Holdings, LLC	United States
Sunshine Network, Inc.	United States
Surgery Productions, Inc.	United States
TCAN Productions Ltd.	Canada
TCF Canadian TV Enterprises, Inc.	United States
TCF Digital Holdings, Inc.	United States
TCF Distributing, Inc.	United States
TCF Eastern Europe, Inc.	United States
TCF Harsh Realm Productions, Inc.	United States
TCF Hungary Film Rights Exploitation Limited Liability Company	Hungary
TCF Music Publishing, Inc.	United States
TCF Speed II Productions, Inc.	United States
TCFTV Canadian Productions, Inc.	United States
TCFTV Canadian Services, Inc.	United States
TCFTV CanPro II Inc.	Canada
TCFTV CanPro III Ltd.	Canada
TCFTV CanPro, Inc.	United States
TCFTV US Prodco #1, Inc.	United States
TCFTV US Prodco #10, Inc.	United States
TCFTV US Prodco #11, Inc.	United States
TCFTV US Prodco #12, Inc.	United States
TCFTV US Prodco #13, Inc.	United States
TCFTV US Prodco #2, Inc.	United States
TCFTV US Prodco #3, Inc.	United States
TCFTV US Prodco #4, Inc.	United States
TCFTV US Prodco #5, Inc.	United States

TCFTV US Prodco #6, Inc.	United States
TCFTV US Prodco #7, Inc.	United States
TCFTV US Prodco #8, Inc.	United States
TCFTV US Prodco #9, Inc.	United States
TCFTV Van II Services Ltd.	Canada
TCFTV Van Services Ltd.	Canada
TCFTV Worldwide Productions, Inc.	United States
The Barn Productions, Inc.	United States
The British Movietonews Limited	United Kingdom
The Colony Productions, Inc.	United States
The Fox Interactive Store, Inc.	United States
The Fox Store, Inc.	United States
The Greenblatt Janollari Studio, Inc.	United States
The Test Productions, Inc.	United States
The Union Italy s.r.l.	Italy
Three Sticks Productions, Inc.	United States
Tomorrow Films Ltd.	Canada
Tournament of Greats, Inc.	United States
Transient Films, Inc.	United States
Trash Productions, Inc.	United States
Triple G Productions Ltd.	Canada
Triple G Productions, Inc.	United States
Troublecan Productions Ltd.	Canada
TVF II Productions, Inc.	United States
TVF Productions, Inc.	United States
TVM Productions, Inc.	United States
TVT License, Inc.	United States
Twelve Mile Road Productions, Inc.	United States
Twentieth Century Fox BD+, LLC	United States
Twentieth Century Fox Canada Limited	Canada
Twentieth Century Fox Chile, Inc.	United States
Twentieth Century Fox Distributing Corporation	United States
Twentieth Century Fox Film (East) Private Limited	Singapore
Twentieth Century Fox Film (Malaya) Sendirian Berhad	Malaysia
Twentieth Century Fox Film Belge S.A.	Belgium
Twentieth Century Fox Film Company (Export) Limited	United Kingdom
Twentieth Century Fox Film Company Limited	United Kingdom
Twentieth Century Fox Film Corporation	United States
Twentieth Century Fox Film Corporation (Australia) Pty Limited	Australia
Twentieth Century Fox Film Corporation, Betriebsgesellschaft fur die Schweiz	Switzerland
Twentieth Century Fox Film de Mexico S.A.	Mexico
Twentieth Century Fox Film Distributors Pty Limited	Australia
Twentieth Century Fox Film Netherlands B.V.	Netherlands
Twentieth Century Fox Films, S.A.	Panama
Twentieth Century Fox France, Inc.	United States
Twentieth Century Fox Home Entertainment AB	Sweden
Twentieth Century Fox Home Entertainment Australia Pty Limited	Australia
Twentieth Century Fox Home Entertainment BV	Netherlands
Twentieth Century Fox Home Entertainment Canada Limited	Canada
Twentieth Century Fox Home Entertainment Espana, S.A.	Spain
Twentieth Century Fox Home Entertainment France S.A.	France
Twentieth Century Fox Home Entertainment Germany GmbH	Germany
Twentieth Century Fox Home Entertainment International Corporation	United States

Twentieth Century Fox Home Entertainment Italia S.r.l.	Italy
Twentieth Century Fox Home Entertainment Japan K.K.	Japan
Twentieth Century Fox Home Entertainment Korea Inc.	Korea, Republic of
Twentieth Century Fox Home Entertainment Latin America, Inc.	Cayman Islands
Twentieth Century Fox Home Entertainment Limited	United Kingdom
Twentieth Century Fox Home Entertainment LLC	United States
Twentieth Century Fox Home Entertainment Mexico S.A. de C.V.	Mexico
Twentieth Century Fox Home Entertainment Middle East, Inc.	United States
Twentieth Century Fox Home Entertainment South Pacific Pty Limited	Australia
Twentieth Century Fox Import Corporation	United States
Twentieth Century Fox Inc., U.S.A.	United States
Twentieth Century Fox India, Inc.	United States
Twentieth Century Fox Inter-America, Inc.	United States
Twentieth Century Fox International Corporation	United States
Twentieth Century Fox International Limited	United Kingdom
Twentieth Century Fox International Telecommunications Distribution, Inc.	United States
Twentieth Century Fox International Television Distribution, Inc.	United States
Twentieth Century Fox International Television, Inc.	United States
Twentieth Century Fox International Theatrical Distribution, Inc.	United States
Twentieth Century Fox Italy S.p.A. Inc.	Italy
Twentieth Century Fox Italy S.p.A., Inc.	United States
Twentieth Century Fox Japan, Inc.	United States
Twentieth Century Fox Korea, Inc.	Korea, Republic of
Twentieth Century Fox Latin America Theatrical, Inc.	Cayman Islands
Twentieth Century Fox Licensing & Merchandising Limited	United Kingdom
Twentieth Century Fox Media, Inc.	United States
Twentieth Century Fox Merchandise Store, Inc.	United States
Twentieth Century Fox Norway AS	Norway
Twentieth Century Fox of Germany GmbH	Germany
Twentieth Century Fox Pakistan, Inc.	United States
Twentieth Century Fox Pay Television (Australia) Pty Limited	Australia
Twentieth Century Fox Peruana S.A.	Peru
Twentieth Century Fox Philippines, Inc.	Philippines
Twentieth Century Fox Productions Limited	United Kingdom
Twentieth Century Fox Studio Club	United States
Twentieth Century Fox Telecommunications International, Inc.	United States
Twentieth Century Fox Television Limited	United Kingdom
Twentieth Century Fox Thailand, Inc.	United States
Twentieth Century Fox Titanic Productions, Inc.	United States
Twentieth Century Fox Trinidad Limited	Trinidad
Twentieth Century Fox Worldwide Productions, Inc.	United States
Twentieth Century Fox, Puerto Rico Inc.	United States
Twentieth Century Fox, Sweden Aktiebolaget	Sweden
Twentieth Television, Inc.	United States
Twenty-First Century Film Corporation	United States
Twenty-First Century Fox Corporation	United States
Twenty-First Century Fox Film Company Limited	United Kingdom
Twenty-First Century Fox Italy S.r.l.	Italy
Twenty-First Century Fox Mexico, S.A. de C.V.	Mexico
Twenty-First Century Fox Productions, Inc.	United States
Twenty-First Century Fox Varieties, Inc.	United States
Two Cents Inc.	United States
TX Productions, Inc.	United States

Ultisima LLC	Argentina
United Entertainment Group, Inc.	United States
United Television Sales, Inc.	United States
Unmatched Service, Inc.	United States
Upstairs Canada Productions Ltd.	Canada
Upstairs US Productions, Inc.	United States
US Mobile Holdings, LLC	United States
Used Service, Inc.	United States
USFlicka Productions, Inc.	United States
USLaws, Inc.	United States
USSand Productions, Inc.	United States
USSun Productions, Inc.	United States
UST Productions, Inc.	United States
UTV of Baltimore, Inc.	United States
UTV of Orlando, Inc.	United States
UTV of San Francisco, Inc.	United States
Van Ness Films, Inc.	United States
Van Productions Ltd.	Canada
Venue Merchandising, Inc.	United States
Verde River Productions, Inc.	United States
Very Imaginative Pictures, Inc.	United States
Virgin Booty Productions, Inc.	United States
Voyage S.A.S.	France
WAGA License, Inc.	United States
Watercooler Productions, Inc.	United States
WBRC and WGHP Holdings Corporation	United States
WBRC and WGHP Television Corporation	United States
WBRC License, Inc.	United States
WDAF License, Inc.	United States
WDAF Television, Inc.	United States
Wedron Silica Company	United States
Welcome Productions Ltd.	Canada
West End Circle Studios, Inc.	United States
Westgate Productions, Inc.	United States
WFXT, Inc.	United States
WGHP License, Inc.	United States
WhatIfSports.com, Inc.	United States
Wilder s.r.l.	Italy
WITI License, Inc.	United States
WJBK License, Inc.	United States
WJW License, Inc.	United States
Wolg Productions, Inc.	United States
World War III Productions, Inc.	United States
Wrong Turn Productions, Inc.	United States
WTC Productions Ltd.	Canada
WWOR-TV, Inc.	United States
X-F Productions, Inc.	United States
X3Canada Productions Ltd.	Canada
X3US Productions, Inc.	United States
XM2 Productions, Inc.	United States
XM3 Service, Inc.	United States
NDS GROUP PLC.	United Kingdom
Digi-Media Vision Limited	United Kingdom

Interactive Technology Entertainment ApS	Denmark
Jungo Limited	Israel
Jungo Software Technologies, Inc.	United States of America
NDS Americas, Inc.	United States of America
NDS Asia Pacific Limited	Hong Kong
NDS Asia Pacific Pty. Limited	Australia
NDS Beijing Information Technology Co	China
NDS Denmark A/S	Denmark
NDS Holdings B.V.	Netherlands
NDS Limited	United Kingdom
NDS Marketing Israel Limited	Israel
NDS Services Pay-TV Technology Private Limited	India
NDS Sweden AB	Sweden
NDS Technologies France SAS	France
NDS Technologies Israel Limited	Israel
News Datacom Limited	United Kingdom
NT Media Limited	United Kingdom
Orbis Technology Limited	United Kingdom
SVP Alliance, Inc.	United States of America